Exhibit 99.1

In re:	OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation),	Case No. 13-11565

et al.,	Reporting Period: July 7 - August 3, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

CORPORATE MONTHLY OPERATING REPORT

Debtor:	Orchard Supply Hardware Stores Corporation, et al. [1]
Case Number:	13-11565
Reporting Period:	July 7, 2013 to August 3, 2013 [2]

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations) [3]	MOR-1a	Yes

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements	Exhibit A	Yes

Cash disbursements journals	Exhibit B	Yes

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	Yes

Copies of IRS Form 6123 or payment receipt		No	Not applicable for reporting period.

Copies of tax returns filed during reporting period		No	Not applicable for reporting period.

Summary of Unpaid Postpetition Debts	MOR-4	Yes

Listing of aged accounts payable	MOR-4	Yes

Accounts Receivable Reconciliation and Aging	MOR-5	Yes

Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ KEVIN R. CZINGER	9/16/13
Signature of Authorized Individual *	Date

KEVIN R. CZINGER	Authorized Signatory
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Notes:

[1]	The Debtors are the following three entities (their respective case numbers follow in parentheses): Orchard Supply Hardware Stores Corporation (13-11565), OSH Properties LLC (13-11566), and Orchard Supply Hardware LLC (13-11567). The mailing address of each of the Debtors, solely for purposes of notices and communications, is 6450 Via Del Oro, San Jose, California 95119.
[2]	August 3, 2013 is the Debtor’s July fiscal month end.
[3]	Global Note - Certain bank accounts were established in the Orchard Supply Hardware Stores Corporation entity for legal purposes but for financial reporting purposes they do not map to legal entities.

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: July 7 - August 3, 2013

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Orchard Supply Hardware Stores Corp.	OSH Properties LLC	Orchard Supply Hardware, LLC	Orchard Supply Hardware Stores Corp., et al.
Case Number:	13-11565	13-11566	13-11567

	ALLOCATION [1]			BANK ACCOUNTS
	July 7, 2013 - August 3, 2013	July 7, 2013 - August 3, 2013	July 7, 2013 - August 3, 2013	B of A - Money Market Invest- ment	B of A - Main Concen- tration [1]	B of A - Store Depo- sitory Concen- tration	B of A - AP Checking [3]	B of A - Payroll Checking	B of A - Payroll Checking	B of A - Corporate Depo- sitory	Bank PNC Pinacle- NSF Funding	WF - AP Funding- Traveling Expenses	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
	Last 4 Digits of Bank Account:			# 3 BCS	#2794	#3268	#6446	#4222	#5154	#0508	#3422	#1749

CASH BEGINNING OF MONTH				$50	$2,046	$16	$1,354	$372	$7	$642	$1	$34	$4,522

RECEIPTS
MERCHANDISE SALES [2]	$—	$—	$60,878	$—	$994	$59,884	$—	$—	$—	$—	$—	$—	$60,878
SALE OF CLOSING STORE INVENTORY	—	—	—	—	—	—	—	—	—	—	—	—	—
TENANT IMPROVEMENT REIMBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—
INTER-ACCOUNT TRANSFERS	50	—	52,550	—	50	—	46,100	6,253	—	—	—	198	52,600
REVOLVER BORROWINGS	55,600	—	—	—	55,600	—	—		—	—	—	—	55,600
OTHER	16	—	489	—	16	—	49		—	440	—	—	504

TOTAL RECEIPTS	$55,666	$—	$113,917	$—	$56,660	$59,884	$46,149	$6,253	$—	$440	$—	$198	$169,583

DISBURSEMENTS
INTER-ACCOUNT TRANSFERS	$52,353	$—	$248	$50	$52,353	$—	$198	$—	$—	$—	$—	$—	$52,600
REVOLVER PAYDOWNS	—	—	60,498	—	—	59,431	—	—	—	1,067	—	—	60,498
PAYMENT TO GREAT AMERICAN	—	—	5,116	—	—	—	5,116	—	—	—	—	—	5,116
MERCHANDISE	—	—	27,455	—	—	—	27,455	—	—	—	—	—	27,455
FREIGHT	—	—	1,367	—	—	—	1,367	—	—	—	—	—	1,367
PAYROLL & BENEFITS	101	—	6,214	—	101	—	—	6,214	—	—	—	—	6,316
RENT	—	—	4,244	—	—	—	4,244	—	—	—	—	—	4,244
REAL ESTATE TAXES	—	—	5	—	—	—	5	—	—	—	—	—	5
OTHER OCCUPANCY	—	—	2,349	—	—	—	2,349	—	—	—	—	—	2,349
SALES, USE, & OTHER TAXES	3,315	—	—	—	3,315	—	—	—	—	—	—	—	3,315
SELLING (STORES)	—	—	1,680	—	—	—	1,680	—	—	—	—	—	1,680
INSURANCE (STORES)	—	—	10	—	—	—	10	—	—	—	—	—	10
ADVERTISING	—	—	1,155	—	—	—	1,155	—	—	—	—	—	1,155
G&A / OTHER OPERATING	2,788	—	2,366	—	2,788	—	2,183	—	—	—	—	183	5,154
PROFESSIONAL FEES	—	—	114	—	—	—	114	—	—	—	—	—	114
CAPITAL EXPENDITURES	—	—	498	—	—	—	498	—	—	—	—	—	498
INTEREST	43	—	—	—	43	—	—	—	—	—	—	—	43
OUTSTANDING CHECKS [3]	—	—	1,052	—	—	—	1,052	—	—	—	—	—	1,052

TOTAL DISBURSEMENTS	$58,600	$—	$114,371	$50	$58,600	$59,431	$47,426	$6,214	$—	$1,067	$—	$183	$172,971

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$(2,934)	$—	$(454)	$(50)	$(1,940)	$452	$(1,277)	$38	$—	$(627)	$—	$15	$(3,388)

CASH - END OF MONTH				$—	$107	$468	$77	$410	$7	$15	$1	$49	$1,135
													[4	]

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:	OSH Stores Corp. (13-11565)	OSH Properties, LLC (13-11566)	OSH LLC (13- 11567)	TOTAL
TOTAL DISBURSEMENTS	$58,600	$—	$114,371	$172,971

Less: Transfers to Debtor In Possession Accounts	$(52,353)	$—	$(248)	$(52,600)
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)	$—	$—	$—	$—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$6,247	$—	$114,123	$120,370

Note:

[1]	The Main Concentration account is owned by Orchard Supply Hardware Stores Corp. All other bank accounts are owned by Orchard Supply Hardware, LLC.
[2]	Includes sales tax receipts and proceeds from 8 stores GOB for the period 7/7 to 8/3. All merchandise sales belong to Orchard Supply Hardware, LLC.
[3]	The disbursements listed for the AP Checking account is on a check-cut basis.
[4]	Excludes Utility deposit of $455K in BOA#5183 required for bankruptcy court order.

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: July 7 - August 3, 2013

BANK RECONCILIATIONS

MOR-1a

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Case Number:	13-11565

	B of A - Money Market Investment	B of A - Main Concentration [1]	B of A - Store Depository Concentration	B of A - AP Checking	B of A - Payroll Checking	B of A - Payroll Checking	B of A - Corporate Depository	Bank PNC Pinacle-NSF Funding	WF - AP Funding- Traveling Expenses	Cash at stores	Total [3][4]
	# 3 BCS	#2794	#3268	#6446	#4222	#5154	#0508	#3422	#1749
BALANCE PER BOOKS	$—	$661	$1,856	$(2,937)	$335	$—	$15	$1	$44	$570	$545

BANK BALANCE [2]	$—	$107	$468	$77	$410	$7	$15	$1	$49	$—	1,135
(+) DEPOSITS IN TRANSIT:	—	554	1,369	99	—	—	—	—	—	—	2,021
(-) OUTSTANDING CHECKS:	—	—	—	(3,308)	(100)	—	—	—	(5)	—	(3,413)
OTHER:	—	—	—	—		—	—	—	—	—	—

ADJUSTED BANK BALANCE	$—	$661	$1,837	$(3,132)	$310	$7	$15	$1	$45	$—	$(257)

Note:

[1]	The Main Concentration account is owned by Orchard Supply Hardware Stores Corp. All other bank accounts are owned by Orchard Supply Hardware, LLC. The two payroll accounts are consolidated into one account on the Company’s books.
[2]	Ending cash balance from previous page.
[3]	Excludes Utility deposit of $455K in BOA#5183 required for bankruptcy court order.

[4]	Total cash balance per books	$545
	Credit Card receivable	$4,570

	Cash per Balance Sheet	$5,114

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: July 7 - August 3, 2013

SCHEDULE OF PROFESSIONAL FEES PAID

MOR -1b

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.

Case Number:	13-11565

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

Zolfo Cooper	7/1/13 to 7/31/13	$107	Orchard Supply Hardware, LLC	Wire Transfer	7/18/2013	$100	$7	$100	$7

Dechert	6/1/13 to 6/16/13	6	Orchard Supply Hardware, LLC	Wire Transfer	7/31/2013	1	5	1	5

					Total $ Paid		$113

Note: All professional fees are paid out of the Bank Of America AP

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: July 7 - August 3, 2013

UNAUDITED STATEMENT OF OPERATIONS

FOR THE 4 WEEKS ENDED AUGUST 3, 2013

(In thousands)

	4 Weeks Ended
	August 3, 2013
	OSH LLC	OSH Properties LLC	Eliminations	Orchard Supply Hardware Stores Corp.

REVENUES	$46,889	$268	$(268)	$46,889

COSTS AND EXPENSES:
Cost of sales	33,044	119	(268)	32,896
Selling and administrative	14,878	—		14,878
Depreciation and amortization	1,843	125		1,968

Total operating costs and expenses	49,765	244	(268)	49,741

OPERATING (LOSS) INCOME	(2,876)	24	—	(2,852)

INTEREST EXPENSE	3,389	—	—	3,389

(LOSS) INCOME BEFORE INCOME TAX	(6,265)	24	—	(6,241)

INCOME TAX (BENEFIT) EXPENSE	—	—	—

NET (LOSS) INCOME	$(6,265)	$24	$—	$(6,241)

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: July 7 - August 3, 2013

UNAUDITED BALANCE SHEETS

AS OF AUGUST 3, 2013

(In thousands)

	August 3, 2013
	OSH Stores Corp.	OSH LLC	OSH Properties LLC	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$—	$(2,384)	$7,498	$5,114
Merchandise inventories	—	164,768	—	164,768
Income tax receivable	—	878	2,659	3,537
Deferred income taxes	—	1,658	—	1,658
Prepaid expenses and other current assets	—	31,645	—	31,645

Total current assets	—	196,565	10,157	206,722

PROPERTY AND EQUIPMENT - Net	—	145,498	21,640	167,138

OTHER INTANGIBLE ASSETS	—	24,439	1,107	25,546

DEFERRED FINANCING COSTS, NET	—	4,908	—	4,908

OTHER LONG TERM ASSETS	—	—	—	—

TOTAL	$—	$371,410	$32,904	$404,314

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Merchandise payables	$—	$17,802	$—	$17,802
Accrued expenses and other liabilities	—	36,612	—	36,612

Current liabilities not subject to compromise	—	54,414	—	54,414

Merchandise payables	—	37,838	—	37,838
Current portion of long-term debt and capital lease obligations	—	219,257	—	219,257
Accrued expenses and other liabilities	—	22,726	—	22,726

Current liabilities subject to compromise	—	279,821	—	279,821

Total current liabilities	—	334,235	—	334,235

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS	—	43,803	—	43,803

LONG-TERM DEPOSITS FROM SALE OF REAL ESTATE	—	40,957	—	40,957

OTHER LONG-TERM LIABILITIES	—	40,335	1,281	41,616

DEFERRED INCOME TAXES	—	(20,836)	27,926	7,090

Total liabilities	—	438,494	29,207	467,701

STOCKHOLDERS’ EQUITY	—	(67,084)	3,697	(63,387)

TOTAL	$—	$371,410	$32,904	$404,314

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: July 7 - August 3, 2013

STATUS OF POST-PETITION TAXES

MOR - 4

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Case Number:	13-11565

	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Federal
Withholding [1]	$182	$743	$746	—	—	$179
FICA-Employee [1]	150	605	608	—	—	147
FICA-Employer [1]	150	604	607	—	—	146
Unemployment	3	11	12	—	—	3
Income	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Federal Taxes [1]	$485	$1,962	$1,973	—	—	$474

State and Local
Withholding [1]	67	268	269	—	—	65
Sales/Use	3,470	4,145	3,315	—	—	4,301
Unemployment	24	84	88	—	—	20
Real Property	1,143	570	48	—	—	1,665
Personal Property	96	101	7	—	—	190
CA Employment Training Fund [1]	1	2	2	—	—	0
Tri County Metro District Tax [1]	0	1	1	—	—	0
Oregon State Workers Comp [1]	0	0	0	—	—	0

Total State and Local	$4,801	$5,171	$3,730	—	—	$6,242

Total Taxes	$5,286	$7,133	$5,703	—	—	$6,716

[1]	Payroll taxes are totals from two payroll tax payment made during the fiscal month of July for the pay periods June 30 - July 13 and July 14 - July 27. Payroll accounts are owned by Orchard Supply Hardware, LLC.

LISTING OF AGED POST-PETITION	Orchard Supply Hardware Stores Corporation, et al.
ACCOUNTS PAYABLE	13-11565
($000)

	Number of Days Past Due
	Current	31-60	61-90	Over 91	Total
Accounts Payable	$13,896	$—	$—	$—	$13,896
Wages Payable	36	—	—	—	36
Taxes Payable	6,716	—	—	—	6,716
Rent/Leases-Building	970	—	—	—	970
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	146	—	—	—	146
Professional Fees	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—

Total Post-petition Debts	$21,764	$—	$—	$—	$21,764

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: July 7 - August 3, 2013

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Business unit number:	13-11565

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$10,890

Plus: Amounts billed during the period	54,309
Less: Amounts collected during the period	56,993

Total Accounts Receivable at the end of the reporting period	$8,206

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$8,206	$—	$—	$—	$8,206
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—

Total Accounts Receivable	$8,206	$—	$—	$—	$8,206

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	$8,206	$—	$—	$—	$8,206

Note: Includes credit card receivables.

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: July 7 - August 3, 2013

DEBTOR QUESTIONNAIRE

MOR - 6

Must be completed each month.	Yes	No	Notes:
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X	8 GOB stores inventory sold to Great American in month of June.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Note:	This Questionnaire covers Orchard Supply Hardware Stores Corp., OSH Properties, LLC and Orchard Supply Hardware, LLC.

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